Exhibit 99.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of August 11, 2005, by and among NextMedia Operating, Inc., a Delaware corporation (the “Borrower”), the other Credit Parties signatory hereto, the Lenders signatory hereto, and General Electric Capital Corporation, a Delaware corporation, as agent for the Lenders (“Agent”).

RECITALS

A. Borrower, the other Credit Parties signatory thereto, the Lenders signatory thereto from time to time and Agent are parties to that certain Amended and Restated Credit Agreement, dated as of April 9, 2004, as amended by that First Amendment to Amended and Restated Credit Agreement, dated as of February 25, 2005 (as so amended, and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. Borrower has requested that Lenders amend the Credit Agreement to temporarily increase the Revolving Loan Commitment from Seventy Five Million Dollars ($75,000,000) to One Hundred Twenty-Five Million Dollars ($125,000,000), and to make certain other modifications, and Lenders have agreed, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

A. AMENDMENTS

1. Amendment to Section 1.3. Section 1.3(b)(ii) and (iii) of the Credit Agreement are amended by replacing such subsections in their entirety with the following:

(ii) If (x) an Event of Default shall have occurred and be continuing or (y) at the time of receipt of the proceeds described herein the outstanding average daily balance of the Revolving Loan for the previous thirty days exceeds $75,000,000, then immediately upon receipt by any Credit Party of any cash proceeds of (A) any Asset Sale or (B) any other asset disposition to the extent the aggregate amount of such cash proceeds for all such other asset dispositions exceeds $5,000,000, Borrower shall prepay the Loans in an amount equal to all proceeds, net of (1) commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by such Credit Party in connection therewith (in each case, paid to non-Affiliates), (2) transfer taxes, (3) amounts payable to holders of senior Liens on such asset (to the extent such Liens constitute Permitted Encumbrances hereunder), if any, and (4) an appropriate reserve for income taxes in accordance with GAAP in connection therewith; provided, however, that the amount of any prepayment required pursuant to clause (y) above shall not exceed the amount necessary to cause the outstanding principal balance of the Revolving Loan to be less than or equal to $75,000,000. Any such prepayment shall be applied in accordance with Section 1.3(c).

(iii) If (x) an Event of Default shall have occurred and be continuing, or (y) at the time or receipt of the proceeds described here the outstanding average daily balance of the Revolving Loan for the previous thirty days exceeds $75,000,000, and Holdings or any of its Subsidiaries, including Borrower, issues Stock or Indebtedness, then no later than the Business Day following the date of receipt of the proceeds thereof, Borrower shall prepay the Loans (and cash collateralize Letter of Credit Obligations) in an amount equal to all such proceeds, net of underwriting discounts and commissions and other reasonable costs paid to non-Affiliates in connection therewith; provided, however, that the amount of any prepayment required pursuant to clause (y) above shall not exceed the amount necessary to cause the outstanding principal balance of the Revolving Loan to be less than or equal to $75,000,000. Any such prepayment shall be applied in accordance with Section 1.3(c).

2. Amendment to Section 1.13. Section 1.13(a) of the Credit Agreement is amended by deleting the first proviso appearing therein in its entirety and replacing it with the following:

provided, that no such Credit Party shall be liable for any indemnification to an Indemnified Person to the extent that any such suit, action, proceeding, claim, damage, loss, liability or expense results from that Indemnified Person’s gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction);

3. Amendment to Section 6.3. Section 6.3(ix) of the Credit Agreement is amended by deleting such subsection in its entirety and replacing it with the following:

(ix) so long as no Default or Event of Default then exists or would result therefrom and the outstanding balance of the Revolving Loan does not exceed $75,000,000 after giving effect thereto, Borrower may pay cash Dividends to Holdings for the purpose of repurchasing the outstanding equity interests of NextMedia Investors, LLC, a Delaware limited liability company, (or options to purchase such equity interests) from Permitted Holders, so long as the aggregate amount of all Dividends and repurchases made pursuant to this Section 6.3(ix) during the term of this Agreement shall not exceed $70,000,000 plus the amount of additional capital contributions received by Borrower after the Closing Date.

4. Amendment to Section 9.1(a) of the Credit Agreement. Section 9.1(a) of the Credit Agreement is hereby amended by adding the following sentence to the end of such subsection:

Notwithstanding anything to the contrary contained herein, GE Capital shall have the absolute right, without obligation to obtain any consent of any Credit Party or any Lender, to sell or assign to third parties (using reasonable efforts to sell to a Qualified Assignee) such portion of GE Capital’s Commitments, Letter of Credit Obligations and Loans hereunder as GE Capital deems necessary to enable GE Capital and its Affiliates to ensure that they have no attributable interest in the Credit Parties for purposes of the regulations of the FCC, or any successor agency thereto, or to otherwise comply with FCC regulations.

5. Amendment to Annex A. Annex A of the Credit Agreement is amended by deleting the definitions of “Commitments” and “Revolving Loan Commitment” and replacing each with the following:

“Commitments” means (a) as to any Lender, the aggregate of such Lender’s Revolving Loan Commitment as set forth on Annex J to the Agreement or in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate of all Lenders’ Revolving Loan Commitments, which aggregate commitment shall be One Hundred Twenty-Five Million Dollars ($125,000,000) on the Second Amendment Effective Date and automatically reduced to One Hundred Million Dollars ($100,000,000) on the second anniversary of the Second Amendment Effective Date, as such Commitments may otherwise be reduced, amortized or adjusted from time to time in accordance with the Agreement.

“Revolving Loan Commitment” means (a) as to any Revolving Lender the aggregate commitment of such Revolving Lender to make Revolving Credit Advances or incur Letter of Credit Obligations as set forth on Annex J to the Agreement or in the most recent Assignment Agreement executed by such Revolving Lender and (b) as to all Revolving Lenders, the aggregate commitment of all Revolving Lenders to make Revolving Credit Advances or incur Letter of Credit Obligations, which aggregate commitment shall be One Hundred Twenty-Five Million Dollars ($125,000,000) on the Second Amendment Effective Date and automatically reduced to One Hundred Million Dollars ($100,000,000) on the second anniversary of the Second Amendment Effective Date, as such commitment may otherwise be reduced, amortized or adjusted from time to time in accordance with the Agreement.

6. Amendment to Annex A. Annex A of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order:

“Second Amendment” means that certain Second Amendment to Credit Agreement dated as of August 11, 2005, by and among the Credit Parties signatory thereto, the Lenders signatory thereto and the Agent.

“Second Amendment Effective Date” means the date the Second Amendment becomes effective in accordance with its terms.

7. Amendment to Exhibit 1.1(a)(ii). The Credit Agreement is amended by replacing Exhibit 1.1(a)(ii) in its entirety with Exhibit 1.1(a)(ii) attached hereto.

8. Amendment to Annex I (Section 11.10). The Credit Agreement is amended by replacing Annex I (Section 11.10) in its entirety with Annex I attached hereto.

9. Amendment to Annex J. The Credit Agreement is amended by replacing Annex J in its entirety with Annex J attached hereto.

B. CONDITIONS TO EFFECTIVENESS

Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until Agent shall have received (i) payment of all reasonable and documented out-of-pocket fees and expenses of Agent and Lenders and the fees set forth in that certain fee letter dated on or about the date hereof, between Agent and Borrower (the “Fee Letter”), and (ii) the following documents, each of which shall be in form and substance satisfactory to Agent:

(a) duly executed signature pages to this Amendment from each Credit Party;

(b) duly executed Revolving Note in the form attached hereto as Exhibit 1.1(a)(ii);

(c) duly executed Fee Letter;

(d) duly executed counterparts to the amendments to existing Mortgages (collectively, the “Mortgage Amendments”) with respect to the Real Estate located in Illinois and Wisconsin (collectively, the “Mortgaged Property”);

(e) a certificate of the Secretary or Assistant Secretary of Borrower and each other Credit Party confirming that there have been no changes in such Credit Party’s bylaws and other organizational documents since the Closing Date, together with appropriate resolutions of the board of directors of each Credit Party authorizing the execution, delivery and performance of this Amendment and the other Loan Documents described herein to which it is a party and certifying the name, title and true signature of each officer of such Credit Party executing this Amendment and such Loan Documents to which it is a party;

(f) opinion of counsel to Borrower and Guarantors, in form and substance reasonably satisfactory to Agent’s attorneys; and

(g) such other certificates, financial statements, releases and other documentation reasonably requested by and in form and substance reasonably satisfactory to Agent’s attorneys.

C. POST-CLOSING CONDITIONS

Each Credit Party executing this Amendment agrees that it shall (or shall cause another Credit Party, as applicable) to deliver to the Agent no later than 30 days after the Second Amendment Effective Date: (i) endorsements to the existing title insurance policies, with respect to the Mortgaged Amendments, reasonably satisfactory in form and substance to Agent, (ii) evidence that counterparts of the Mortgage Amendments have been recorded in all places to the extent necessary or desirable, in the judgment of Agent, to create a valid and enforceable first priority lien (subject to Permitted Encumbrances) on each Mortgaged Property in favor of Agent for the benefit of itself and Lenders, and (iii) an opinion of counsel, in each state in which the Mortgaged Amendments are recorded, in form and substance and from counsel, in each case reasonably satisfactory to Agent.

D. REPRESENTATIONS

Each Credit Party hereby represents and warrants to Lenders and Agent that:

1. The execution, delivery and performance by such Credit Party of this Amendment (a) are within such Credit Party’s power; (b) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; (c) are not in contravention of any provision of such Credit Party’s certificate of incorporation or bylaws or other organizational documents; (d) do not violate any applicable law or regulation, or any order or decree of any Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any such Subsidiary or any of their respective property is bound, including without limitation any Permitted Subordinated Note Documents; (f) do not result in the creation or imposition of any Lien (other than pursuant to the Collateral Documents) upon any of the property of such Credit Party or any of its Subsidiaries other than those in favor of Agent, on behalf of itself and the Lenders, pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person (other than (i) those that are immaterial, (ii) the filing of UCC financing statements naming Agent as the secured party pursuant to the Loan Documents or (iii) those that have been obtained or made on or prior to the Second Amendment Effective Date and which remain in full force and effect on the Second Amendment Effective Date).

2. This Amendment has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

3. Since July 31, 2000, there have been no mandatory permanent repayments of any revolving loans made to Borrower under any Credit Facility, as defined in that certain Indenture dated as of July 5, 2001, as amended, restated, supplemented and modified from time to time, among the Borrower, as issuer, the Subsidiary Guarantors defined therein and U.S. Bank Trust National Association, as trustee.

4. No Default or Event of Default has occurred and is continuing or would result after giving effect to this Amendment.

5. All representations and warranties by the Borrower and all other Credit Parties contained in the Loan Documents are true and correct, in all material respects, as of the date hereof, except to the extent that such representations or warranties expressly relate to an earlier date and except for changes expressly permitted or expressly contemplated therein.

6. Before and after giving effect to the transactions contemplated by this Amendment, each Credit Party will be Solvent.

E. OTHER AGREEMENTS

1. Continuing Effectiveness of Loan Documents. As amended hereby, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Credit Parties party thereto. To the extent any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby. Upon the effectiveness of this Amendment such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

2. Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by Borrower of this Amendment and the consummation of the transactions described herein, and ratifies and confirms the terms of the Guaranty to which such Guarantor is a party with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of Borrower to the Lenders or any other obligation of Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of Borrower, the Guaranty to which such Guarantor is a party (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment when due of the Guaranteed Obligations of Borrower to the Guaranteed Creditors, and (iii) is and shall continue to be in full force and effect in accordance with its terms.

3. Acknowledgment of Perfection of Security Interest. Each Credit Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to Agent and the Lenders under the Credit Agreement and the other Loan Documents are in full force and effect, are perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents.

4. Effect of Agreement. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

6. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement and the other Loan Documents or an accord and satisfaction in regard thereto.

7. Costs and Expenses. Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of outside counsel for Agent with respect thereto.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

9. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

10. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

11. No Claims. Each Credit Party hereby acknowledges that they are unaware of any existing, whether matured or unmatured, claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including reasonable attorneys’ fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which such Credit Party may have or claim to have, which arise out of or relate to any act of commission or omission of Agent or the Lenders existing on or occurring prior to the date of this Amendment or any instrument executed on or prior to the date of this Amendment including, without limitation, any claims, liabilities or obligations arising with respect to the Credit Agreement or the other Loan Documents.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

Borrower and Holdings:	NEXTMEDIA OPERATING, INC., as Borrower

	By:	/s/ Sean Stover
	Name:	Sean Stover
	Title:	Senior Vice President and Chief Financial Officer

NEXTMEDIA GROUP, INC., as Holdings

	By:	/s/ Sean Stover
	Name:	Sean Stover
	Title:	Senior Vice President and Chief Financial Officer

Agents and Lenders:	GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, Collateral Agent and Lender

	By:	/s/ Jonathan Balch
Its Duly Authorized Signatory

Other Credit Parties:	NM LICENSING LLC

	By:	/s/ Sean R. Stover
	Name:	Sean R. Stover
	Title:	Vice President

NEXTMEDIA OUTDOOR, INC.

By:	/s/ Sean Stover
Name:	Sean Stover
Title:	Vice President

NEXTMEDIA NORTHERN COLORADO, INC.

By:	/s/ Sean Stover
Name:	Sean Stover
Title:	Vice President

NEXTMEDIA FRANCHISING, INC.

By:	/s/ Sean Stover
Name:	Sean Stover
Title:	Vice President

NEXTMEDIA OUTDOOR LLC

By:	/s/ Sean Stover
Name:	Sean Stover
Title:	Vice President

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SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

EXHIBIT 1.1(a)(ii)

Form of Revolving Note

AMENDED AND RESTATED

REVOLVING NOTE

New York, New York
$125,000,000.00	August 11, 2005

FOR VALUE RECEIVED, the undersigned, NEXTMEDIA OPERATING, INC., a Delaware corporation (“Borrower”), HEREBY PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION (“Lender”), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders (“Agent”), at its address at 2325 Lakeview Parkway, Suite 700, Alpharetta, GA 30004-1976, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of ONE HUNDRED TWENTY-FIVE MILLION DOLLARS AND NO/00 CENTS ($125,000,000.00) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the “Credit Agreement” (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.

This Revolving Note is one of the Revolving Notes issued pursuant to that certain Amended and Restated Credit Agreement dated as of April 9, 2004 by and among Borrower, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Note in respect of the Revolving Credit Advances made by Lender to Borrower.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement.

If any payment on this Revolving Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

Upon and after the occurrence of any Event of Default, this Revolving Note may, as provided in the Credit Agreement, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

This Revolving Note replaces, amends, restates and evidences the indebtedness outstanding under the Revolving Note dated April 9, 2004, made by Borrower and payable to the order of Lender, in the original principal amount of SEVENTY-FIVE MILLION DOLLARS ($75,000,000.00), and is not being given by Borrower or accepted by Lender in satisfaction of said indebtedness or as a novation with respect thereto.

Time is of the essence of this Revolving Note. Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

Except as provided in the Credit Agreement, this Revolving Note may not be assigned by Lender to any Person.

THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

NEXTMEDIA OPERATING, INC.

By:
Name:
Title:

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SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]